UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________
FORM 8-K

________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2021

________________________________________________________________
SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

________________________________________________________________

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
The information in this report provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2021, Southwestern Energy Company (the "Company") issued a press release announcing the Company's financial results for the quarter ended September 30, 2021 (Exhibit 99.1).  The press release is being furnished as Exhibit 99.1.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release announcing earnings dated November 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: November 3, 2021	By:	/s/ CARL F. GIESLER, JR.
	Name:	Carl F. Giesler, Jr.
	Title:	Executive Vice President and Chief Financial Officer